UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2013

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9356	23-2432497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600 Houston, TX	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 10, 2013, Buckeye Partners, L.P. (the “Partnership”) entered into an Eighth Supplemental Indenture, dated June 10, 2013, between the Partnership and U.S. Bank National Association (successor-in-interest to SunTrust Bank), as trustee (the “Supplemental Indenture”), in connection with the issuance and sale of the Partnership’s 4.15% senior unsecured notes due 2023 (the “Senior Notes”). A copy of the Supplemental Indenture is filed as Exhibit 4.1 to this report and is incorporated by reference herein. The offering of the Senior Notes has been registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-178097).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Eighth Supplemental Indenture, dated June 10, 2013, between Buckeye Partners, L.P. and U.S. Bank National Association (successor-in-interest to SunTrust Bank)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

	By:	/s/ Todd J. Russo
Todd J. Russo
Vice President, General Counsel and Secretary

Dated June 12, 2013

Exhibit Index

4.1	Eighth Supplemental Indenture, dated June 10, 2013, between Buckeye Partners, L.P. and U.S. Bank National Association (successor-in-interest to SunTrust Bank)